Exhibit 10.9

January __, 2012

Mr. Byron Elton

Chief Executive Officer

Carbon Sciences, Inc.

5511-C Ekwill Street

Santa Barbara, CA 93111

Dear Mr. Elton:

This letter (the “Agreement”) constitutes the agreement between Aegis Capital Corp. (“Aegis” or the “Placement Agent”) and Carbon Sciences, Inc. (the “Company”), that Aegis shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of registered securities (the “Securities”) consisting of shares of the Company’s common stock, par value $0.0001 per share (the “Shares” or “Common Stock”) and warrants (the “Warrants”).  The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that Aegis would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement.  This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.”  The date of the closing of the Placement shall be referred to herein as the “Closing Date.”  The Company expressly acknowledges and agrees that Aegis’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Aegis to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Aegis with respect to securing any other financing on behalf of the Company.

SECTION 1. COMPENSATION AND OTHER FEES.

As compensation for the services provided by Aegis hereunder, the Company agrees to pay to Aegis:

(A) A cash fee payable immediately upon the closing of the Placement and equal to 7% of the aggregate gross proceeds raised in the Placement (“Placement Agent Fee”).

(B) Such number of Common Stock purchase warrants (the “Placement Agent Warrants”) to the Placement Agent or its designees at each Closing to purchase shares of Common Stock equal to 5% of the aggregate number of (i) Shares sold in the Placement and (ii) shares of Common Stock issuable upon exercise of the Warrants sold in the Placement (collectively, the “Placement Agent Warrant Shares”).  The Placement Agent Warrants shall have the same terms as the warrants issued to the Purchasers in the Placement except that the exercise price shall be 125% of the public offering price per Share and shall be exercisable for the four (4) years period commencing one-year from the effective date of the Registration Statement (as further defined below).  The Placement Agent Warrants shall not be transferable for six months from the date of the Placement, except as permitted by Financial Industry Regulatory Authority (“FINRA”) Rule 5110(g)(1)

(C) As reimbursement for Aegis’s expenses incurred in connection with its services under the Agreement, a non-accountable expenses allowance in an amount equal to 1% of the aggregate gross proceeds raised in the placement (provided, however, that such expense allowance in no way limits or impairs the indemnification and contribution provisions of this Agreement), of which $25,000 has been previously paid by the Company.  Such reimbursement shall be payable immediately upon (but only in the event of) the closing of the Placement.

(D) For a period of twelve (12) months from the Closing Date, Aegis shall have the right of first refusal to act as, in the Company’s discretion, lead underwriter or minimally as a co-manager with at least 50% of the economics, or, in the case of a three-underwriter or placement agent transaction, 33% of the economics, for each and every future public and private equity and public debt offerings during such twelve (12) month period of the Company, or any successor to or any subsidiary of the Company.

SECTION 2. REGISTRATION STATEMENT.

The Company represents and warrants to, and agrees with, the Placement Agent that:

(A) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-177797), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Placement Agent.  The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “ Registration Statement.”  If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement.  Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission.  All of the Securities and Placement Agreement Warrants have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement.  No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.  The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”).  The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “ Prospectus ,” except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agent by the Company for use in connection with the Placement supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agent for such use.  Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.”  Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be.  Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed.  All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) system.

(B) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date (as hereinafter defined), if any, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading.  When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The parties acknowledge and agree that no information was provided by or on behalf of the Placement Agent.  Each Preliminary Prospectus, and the Prospectus, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations.  No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.  There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period.  There are no contracts or other documents required to be described in the Preliminary Prospectus, or Prospectus, or to be filed as exhibits or schedules to the Registration Statement, that have not been described or filed as required.

(C) The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Preliminary Prospectus, and the Prospectus, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests.  Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares and Warrants other than the Preliminary Prospectus, the Prospectus, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(D) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Placement Agent of such timely filing.  The Company will notify the Representatives immediately (and, if requested by the Placement Agent, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose.  If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.  The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Placement Agent shall object in writing after being timely furnished in advance a copy thereof.  The Company will provide the Placement Agent with copies of all such amendments, filings and other documents in a sufficient time prior to any filing or other publication thereof to permit the Placement Agent a reasonable opportunity to review and comment thereon.

(E) The Company consents to the use and delivery of the Preliminary Prospectus by the Placement Agent in accordance with Rule 430 and Section 5(b) of the Securities Act.

(F) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(G) The Company will use its best efforts, in cooperation with the Placement Agent, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions, domestic or foreign, as the Placement Agent may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

SECTION 3. REPRESENTATIONS AND WARRANTIES.  Except as disclosed in the SEC Reports (as defined below) or the Registration Statement, which disclosures shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to the Placement Agent.

(A) Organization and Qualification.  All of the direct and indirect subsidiaries (individually, a “Subsidiary”) of the Company are set forth on Schedule 3(A).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any “Liens” (which for purposes of this Agreement shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no “Proceeding” (which for purposes of this Agreement shall mean any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(B) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of the Transaction Documents and the Placement Agreement Warrants by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals (as defined in subsection 3(D) below).  Each of the Transaction Documents and the Placement Agent Warrants has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(C) No Conflicts.  The execution, delivery and performance of the Transaction Documents and the Placement Agent Warrants by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not result in a Material Adverse Effect.

(D) Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other “Person” (defined as an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind, including, without limitation, the OTC Bulletin Board (the “Trading Market”) in connection with the execution, delivery and performance by the Company of the Transaction Documents and the Placement Agent Warrants (collectively, the “Required Approvals”).

(E) Issuance of the Securities; Registration.  The Securities and Placement Agent Warrants are duly authorized and, when issued and paid for in accordance with the description in the Prospectus, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in any applicable Transaction Documents.  The issuance by the Company of the Securities and Placement Agent Warrants, by the time of the Placement, will have been registered under the Securities Act and all of the Securities will be freely transferable and tradable by the Purchasers without restriction (other than any restrictions arising solely from an act or omission of a Purchaser).  The Securities and Placement Agent Warrants are being issued pursuant to the Registration Statement.  Prior to the Closing, the Registration Statement will be effective and available for the issuance of the Securities and Placement Agent Warrants thereunder.  The “Plan of Distribution” section under the Registration Statement will permit the issuance and sale of the Securities pursuant to the applicable Transaction Document.  Upon receipt of the Securities, the Purchasers will have good and marketable title to such Securities.  Upon receipt of the Placement Agent Warrants, the Agreement and its designees will have good and marketable title to the Placement Agent Warrants.  The shares underlying the Warrants (the “Warrant Shares”) and the Placement Agent Warrant Shares, when issued in accordance with the terms of the Warrants and Placement Agent Warrants, as the case may be, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common stock issuable upon exercise of the Warrants and Placement Warrants.  The Warrants and the Placement Agent Warrants conform to the description thereof in the Registration Statement and the Prospectus.

(F) Capitalization.  The capitalization of the Company is as set forth in the Registration Statement.  The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan and pursuant to the conversion or exercise of securities exercisable, exchangeable or convertible into Common Stock (“Common Stock Equivalents”).  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents or Placement Agent Warrants.  Except as a result of the purchase and sale of the Securities and Placement Agreement Warrants, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  The issuance and sale of the Securities and the Placement Agent Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities and Placement Agent Warrants.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(G) SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(H) Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or in Schedule 3(H), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or “Affiliate” (defined as any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act), except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3(H), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed 1 trading day prior to the date that this representation is made.

(I) Litigation.  There is no action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement followed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(J) Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

(K) Compliance.  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have a Material Adverse Effect.

(L) Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(M) Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases which the Company and the Subsidiaries are in compliance.

(N) Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary (i) violates or infringes upon the rights of any third Person or (ii) has expired, terminated or been abandoned or is expected to expire, terminate or be abandoned with two (2) years from the date of this Agreement.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(O) Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate amount of securities registered in the Registration Statement.  To the best knowledge of the Company, such insurance contracts and policies are accurate and complete.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(P) Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports or the Prospectus, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(Q) Sarbanes-Oxley.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date hereof and of the closing date of the Placement and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of each Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statement in conformity.  With GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable internals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act Rules is recorded, processed, summarized and reported, within the time period specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to material affect, the Company’s internal control over financial reporting.

(R) Certain Fees.  Except as otherwise provided in this Agreement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(S) Trading Market Rules.  The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(T) Investment Company.  The Company is not, and is not an Affiliate of, and immediately following the receipt of payment for the Securities, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act, as amended.

(U) Registration Rights.  No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(V) Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as of the date hereof.

(W) Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Prospectus, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(X) No Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated

(Y) Tax Status.  Except for matters that would not, individually or in the aggregate, have or result in a Material Adverse Effect, the Company and each Subsidiary (i) has made or filed all United States federal and state income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(Z) Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(AA) Accountants.  The Company’s accountants are named in the Registration Statement and Prospectus.  To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s next Annual Report on Form 10-K, are a registered public accounting firm as required by the Securities Act.

(BB) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than for the Placement Agent’s placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(CC) Approvals.  The issuance and quotation on the Trading Market of the Shares requires no further approvals, including but not limited to, the approval of stockholders.

(DD) FINRA Affiliations.  There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the Registration Statement and Prospectus.

(EE) Office of Foreign Assets Control.  Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(FF) Money Laundering.  The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(GG) Certificates.  Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(HH) Reliance.  The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(II) Forward-Looking Statements.  No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Registration Statement, the Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(JJ) Statistical or Market-Related Data.  Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

SECTION 4. ENGAGEMENT TERM.  Aegis’ engagement hereunder will be for the period of 180 days.  The engagement may be terminated by either the Company or Aegis at any time upon 90 days’ prior written notice.  Notwithstanding anything to the contrary contained herein, the provisions in this Agreement concerning confidentiality, indemnification and contribution will survive any expiration or termination of this Agreement.  Upon any termination of this Agreement, the Company's obligation to pay Aegis any fees actually earned on closing of the Placement and otherwise payable under Sections 1(A) and (B), shall survive any expiration or termination of this Agreement, as permitted by FINRA Rule 5110(f)(2)(d).  Upon any termination of this Agreement, the Company's obligation to reimburse Aegis for out of pocket accountable expenses actually incurred by Aegis and reimbursable upon closing of the Placement pursuant to Section 1(C), if any are otherwise due under Section 1(C) hereof, will survive any expiration or termination of this Agreement, as permitted by FINRA Rule 5110(f)(2)(d).

SECTION 5. AEGIS INFORMATION.  The Company agrees that any information or advice rendered by Aegis in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without Aegis’ prior written consent.

SECTION 6. NO FIDUCIARY RELATIONSHIP.  This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof.  The Company acknowledges and agrees that Aegis is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of Aegis hereunder, all of which are hereby expressly waived.

SECTION 7. CLOSING.  The obligations of the Placement Agent, and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Preliminary Prospectus or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(B) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(C) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of the Transaction Documents, the Securities, the Placement Agent Warrants, the Registration Statement, the Preliminary Prospectus and the Prospectus and all other legal matters relating to the Transaction Documents and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(D) The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion, addressed to the Placement Agent and the Purchasers dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(E) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Registration Statement and Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Registration Statement and Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Registration Statement and Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Registration Statement and Prospectus.

(F) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the NYSE Alternext US or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Registration Statement and the Prospectus.

(G) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(H) The Company shall have entered into securities purchase agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

(I) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement.  In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(J) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

SECTION 8. INDEMNIFICATION.  (A)  To the extent permitted by law, the Company will indemnify Aegis and its Affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (together with Aegis, each an “indemnified party” and, collectively, the “indemnified parties”) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the fees and expenses of counsel and other experts), relating to, based upon or arising out of its activities hereunder or pursuant to this Agreement, including, without limitation, (i) a breach of any representation, warranty or covenant contained in this Agreement or any of the other Transaction Documents, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or (iii) the omission or alleged omission from the Registration Statement, as originally filed or any amendment thereof, or any Preliminary Prospectus or the Prospectus or any supplement thereto or amendment thereof to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted solely and directly from Aegis’ fraud, willful misconduct or gross negligence in performing the services described herein.

(B) Promptly after receipt by an indemnified party of notice of any claim or the commencement of any action or proceeding with respect to which Aegis is entitled to indemnity hereunder, the indemnified party will notify the Company in writing of such claim or of the commencement of such action or proceeding, but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder to such indemnified party, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses.  If the Company so elects or is requested by an indemnified party, the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to an indemnified party and will pay the fees and expenses of such counsel.  Notwithstanding the preceding sentence, an indemnified party will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for such indemnified party reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such indemnified party.  In such event, the reasonable fees and disbursements of no more than one such separate counsel for an indemnified party will be paid by the Company, in addition to local counsel.  The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of Aegis, which will not be unreasonably withheld.

(C) The Company agrees to notify Aegis and any other named indemnified party promptly of the assertion against it or any other indemnified party of any claim or the commencement of any action or proceeding relating to a transaction contemplated by this Agreement.

(D) If for any reason the foregoing indemnity is unavailable to Aegis or insufficient to hold an indemnified party harmless, then the Company shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the indemnified party on the other, but also the relative fault of the Company on the one hand and the indemnified party on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations.  The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim.  Notwithstanding the provisions hereof, indemnified party’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by such indemnified party under this Agreement (excluding any amounts received as reimbursement of expenses incurred by such indemnified party).

(E) These indemnification provisions shall remain in full force and effect whether or not the transaction contemplated by this Agreement is completed and shall survive the termination of this Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under this Agreement or otherwise.

SECTION 9. REGISTRATION AND LISTING

(A)  As used herein, the term “Registrable Securities” means any shares of Common Stock issuable upon the exercise of the Placement Agreement Warrant, until the date (if any) on which such shares shall have been transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force. For purposes of the Placement Agreement Warrant, the term “Majority”, in reference to the holders of Registrable Securities, shall mean in excess of fifty percent (50%) of the then outstanding Placement Agreement Warrant Shares (assuming the exercise of the entire Placement Agreement Warrant) that: (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, Persons acting as nominees or in conjunction therewith and (ii) have not be resold to the public pursuant to a registration statement filed under the Securities Act.

(B) If the Company, at any time on or after the date of this Agreement through the fifth anniversary of the effective date of the Registration Statement, proposes to register any of its securities under the Securities Act (other than in connection with a registration on Form S-4 or S-8 or any successor forms) whether for its own account or for the account of any holder or holders of its shares other than Registrable Securities (any shares of such holder or holders (but not those of the Company and not Registrable Securities) with respect to any registration are referred to herein as, “Other Shares”), the Company shall each such time give prompt (but not less than thirty (30) days prior to the anticipated effectiveness thereof) written notice to the holders of Registrable Securities of its intention to do so. Upon the written request of any such holder of Registrable Securities made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), except as set forth in Section 9(c), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all of the Registrable Securities which the Company has been so requested to register by such holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register;  provided, however,  that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason in its sole discretion either to not register, to delay or to withdraw registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon: (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities (including the Other Shares), and (iii) in the case of a determination to withdraw registration, shall be permitted to withdraw registration. The Company will pay all Registration Expenses (defined below) in connection with each registration of Registrable Securities pursuant to this Section 9(B) or Section 9(C).

(C) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Section 9(C) and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a holder of Registrable Securities, use its reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the Company by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities, such Other Shares and shares held by the Company proposed so to be registered which may be distributed without such effect), then the Company may, upon written notice to such holder, the other holders of Registrable Securities, and holders of such Other Shares, reduce pro rata in accordance with the number of shares of Common Stock desired to be included in such registration (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares the registration of which shall have been requested by each holder thereof so that the resulting aggregate number of such Registrable Securities and Other Shares so included in such registration, together with the number of securities to be included in such registration for the account of the Company, shall be equal to the number of shares stated in such managing underwriter’s letter.

(D) Whenever the holders of Registrable Securities have properly requested that any Registrable Securities be registered pursuant to the terms of the Placement Agreement Warrant, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

(ii) notify such holders of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such registration statement is initially declared effective by the SEC and ending on the date when all Registrable Securities covered by such registration statement have been sold pursuant to the registration statement or cease to be Registrable Securities, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii) furnish to such holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders;

(iv) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as such holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders;  provided, however,  that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

(v) notify such holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading, and, at the reasonable request of such holders, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading;

(vi) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(vii)   make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

(viii)   comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and, at the option of the Company, Rule 158 thereunder;

(ix) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its Reasonable Best Efforts promptly to obtain the withdrawal of such order;

(x)  cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(xi)     if the offering is underwritten, furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters covering such issues as are reasonably required by such underwriters.

(E)  The Company shall secure the listing of the Common Stock underlying the Placement Agreement Warrant upon each national securities exchange or automated quotation system upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall maintain such listing of shares of Common Stock. The Company shall at all times comply in all material respects with the Company’s reporting, filing and other obligations under the by-laws or rules of The Nasdaq Capital Market (or such other national securities exchange or market on which the Common Stock may then be listed, as applicable).

(F) The Company shall pay all Registration Expenses relating to the registration and listing obligations set forth in this Section 9. For purposes of this Warrant, the term “Registration Expenses” means: (a) all registration, filing and FINRA (as defined below) fees, (b) all reasonable fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, and (e) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance, if any; provided however, that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include (and such expenses shall be borne by the Company): (i) salaries of Company personnel or general overhead expenses of the Company, (ii) auditing fees, (iii) premiums or other expenses relating to liability insurance required by underwriters of the Company, or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by the Company in the ordinary course of its business or would have been incurred by the Company had no public offering taken place. Registration Expenses shall not include any underwriting discounts and commissions which may be incurred in the sale of any Registrable Securities and transfer taxes of the selling holders of Registrable Securities.

(G) Any holder of Registrable Securities included in any registration shall furnish to the Company such information as the Company may reasonably request in writing to enable the Company to comply with the provisions hereof in connection with any registration referred to in this Warrant.

(H) In the event that a registration statement covering the Registrable Securities is filed, within one (1) Business Day of the filing of such registration statement, the Company will prepare and file the selling stockholder resale offering described in such registration statement for review by FINRA via the FINRA’s CobraDesk filing system (“CobraDesk Filing”) for the purpose of having the prospectus contained within such registration statement treated as a “base prospectus” in connection with such resale offering. The Company will use its reasonable best efforts to have the CobraDesk Filing approved by FINRA within thirty (30) days of such filing date. The Company shall bear all expenses of the CobraDesk Filing, including fees and expenses of counsel or other advisors to the Holder. In all circumstances, the Company shall pay for all FINRA filing fees associated with the CobraDesk Filing.

(I) The Company shall use its reasonable best efforts to keep each registration statement contemplated hereunder continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities covered by such Registration Statement have been sold or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144 under the Securities Act, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the affected holders of Registrable Securities.

(J) Notwithstanding anything herein to the contrary, in no event will the Holder hereof be entitled to receive a net-cash settlement as liquidated damages in lieu of physical settlement in shares of Common Stock, regardless of whether the Common Stock underlying this Warrant is registered pursuant to an effective registration statement; provided, however, that the foregoing will not preclude the Holder from seeking other remedies at law or equity for breaches by the Company of its registration obligations hereunder.

SECTION 10.  GOVERNING LAW.  This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State.  This Agreement may not be assigned by either party without the prior written consent of the other party.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.  Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived.  Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 11. ENTIRE AGREEMENT/MISCELLANEOUS.  This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings, relating to this Placement.  If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect.  This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Aegis and the Company.  The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

SECTION 12. NOTICES.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages hereto.

SECTION 13. FINRA.  Aegis represents, warrants and agrees that Aegis is duly registered as a broker-dealer pursuant to the Exchange Act and is a member in good standing of the FINRA.

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Aegis a copy of this Agreement.

Very truly yours,

AEGIS CAPITAL CORP.

By:	/s/
(Name)
(Title)

Address for notice:
888 Seventh Avenue, 11th Floor
New York, NY, 10019
Fax
Attention:

Accepted and Agreed to as of the date first written above:

CARBON SCIENCES INC.

By:	/s/
(Name)
(Title)

Address for notice:
5511-C Ekwill Street
Santa Barbara, CA 93111
Attention: Chief Executive Officer

SCHEDULES

Schedule 3(A)

None

Schedule 3(H)

Wings Fund, Inc. has loaned the Company $100,000 at an interest rate of 5% per annum which matures on March 31, 2012.

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